Exhibit 99.1

Article II

PRINCIPAL OFFICE

The address of the principal office of this corporation is:

2002 Summit Boulevard, Suite 600

Atlanta, GA 30319

The mailing address of this corporation is:

1661 Worthington Road, Suite 100

West Palm Beach, FL 33409